The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Investor Shares
Janus Adviser Focused Value Fund $5,665
Janus Adviser International Equity Fund $428

I Shares
Janus Adviser Focused Value Fund $406
Janus Adviser International Equity Fund $19

C Shares
Janus Adviser Focused Value Fund $177
Janus Adviser International Equity Fund $0

A Shares
Janus Adviser Focused Value Fund $386
Janus Adviser International Equity Fund $23


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

Investor Shares
Janus Adviser Focused Value Fund: $.1.7990
Janus Adviser International Equity: Fund $0.2453

I Shares
Janus Adviser Focused Value Fund: $1.7990
Janus Adviser International Equity Fund: $0.2453

C Shares
Janus Adviser Focused Value Fund: $1.7990
Janus Adviser International Equity Fund: $0.2453

A Shares
Janus Adviser Focused Value Fund: $1.7990
Janus Adviser International Equity Fund: $0.2453


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):


Investor Shares
Janus Adviser Focused Value Fund: 3,424
Janus Adviser International Equity Fund: 1,803

I Shares
Janus Adviser Focused Value Fund: 236
Janus Adviser International Equity Fund: 76

C Shares
Janus Adviser Focused Value Fund: 113
Janus Adviser International Equity: Fund 1

A Shares
Janus Adviser Focused Value Fund: 238
Janus Adviser International Equity Fund: 91


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Investor Shares
Janus Adviser Focused Value Fund: $20.42
Janus Adviser International Equity: Fund $15.02
I Shares
Janus Adviser Focused Value Fund: $20.39
Janus Adviser International Equity Fund: $15.00

C Shares
Janus Adviser Focused Value Fund: $20.05
Janus Adviser International Equity Fund: $15.06

A Shares
Janus Adviser Focused Value Fund: $20.48
Janus Adviser International Equity Fund: $15.04